                                                                     EXHIBIT 4.4

================================================================================

                      TELEPORT COMMUNICATIONS GROUP INC.,

                                     Issuer

                                      AND

                    UINTED STATES TRUST COMPANY OF NEW YORK,

                                    Trustee



                              ____________________



                                   INDENTURE


                           Dated as of June __, 1996


                             _____________________



                                  $___________


                              _____% Senior Notes

                                    due 2006

================================================================================

                              TABLE OF CONTENTS/1/


                                                             PAGE

PARTIES.....................................................    1


RECITALS OF THE COMPANY

                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION


     SECTION 101.  Definitions..............................    1
          Accreted Value....................................    2
          Acquired Indebtedness.............................    2
          Act...............................................    2
          Affiliate.........................................    2
          Asset Sale........................................    3
          Board of Directors................................    3
          Board Resolution..................................    3
          Business Day......................................    3
          Capital Lease Obligation..........................    4
          Capital Stock.....................................    4
          Change of Control.................................    4
          Class A Common Stock and Class B Common Stock.....    4
          Commission........................................    5
          Common Stock......................................    5
          Company...........................................    5
          Company Request or Company Order..................    5
          Consolidated Interest Expense.....................    5
          Consolidated Net Income...........................    5
          Corporate Trust Office............................    6
          Default...........................................    6
          Defaulted Interest................................    6
          Disqualified Stock................................    6
          EBITDA............................................    6
          Eligible Cash Equivalents.........................    6
          Equity Interests..................................    7

- ----------
 /1/ Note:  This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.

                                                             PAGE
          Event of Default..................................     7
          Exchange Act......................................     7
          Exchange Rate Contract............................     7
          Existing Indebtedness.............................     7
          Fair Market Value.................................     7
          Federal Bankruptcy Code...........................     8
          GAAP..............................................     8
          Guarantee.........................................     8
          Guarantor.........................................     8
          Holder............................................     8
          Indebtedness......................................     8
          Indebtedness to Adjusted Total Equity Ratio.......     9
          Indebtedness to EBITDA Ratio......................     9
          Indenture.........................................    10
          Interest Payment Date.............................    10
          Interest Rate Agreement...........................    10
          Investments.......................................    10
          Issuance Date.....................................    11
          Joint Venture.....................................    11
          Lien..............................................    11
          Local Market Partnership..........................    11
          Maturity..........................................    11
          Net Proceeds......................................    11
          Non-Recourse Indebtedness.........................    12
          Obligations.......................................    12
          Officers' Certificate.............................    12
          Opinion of Counsel................................    12
          Outstanding.......................................    12
          Paying Agent......................................    13
          Permitted Holders.................................    13
          Permitted Indebtedness............................    13
          Permitted Investments.............................    14
          Permitted Liens...................................    15
          Permitted Temporary Investments...................    16
          Person............................................    16
          Predecessor Security..............................    17
          Preferred Stock...................................    17
          Public Equity Offering............................    17
          Redemption Date...................................    17
          Redemption Price..................................    17

                                                             PAGE
          Registration Statement............................    17
          Regular Record Date...............................    17
          Reorganization....................................    17
          Reorganization Agreement..........................    17
          Responsible Officer...............................    17
          Restricted Payment................................    18
          Restricted Subsidiary.............................    18
          Revolving Credit Agreement........................    18
          Sale-Leaseback Transaction........................    18
          Securities........................................    18
          Security Register and Security Registrar..........    18
          Significant Subsidiary............................    19
          Special Record Date...............................    19
          Stated Maturity...................................    19
          Stock Offering....................................    19
          Strategic Equity Investor.........................    19
          Subsidiary........................................    19
          Telecommunications Assets.........................    19
          Telecommunications Assets Indebtedness............    19
          Telecommunications Business.......................    20
          Trust Indenture Act or TIA........................    20
          Trustee...........................................    20
          Unrestricted Subsidiary...........................    20
          Vice President....................................    21
          Voting Stock......................................    21
          Weighted Average Life to Maturity.................    21
          Wholly Owned Restricted Subsidiary................    21
     SECTION 102.  Compliance Certificates and Opinions.....    21
     SECTION 103.  Form of Documents Delivered to Trustee...    22
     SECTION 104.  Acts of Holders..........................    22
     SECTION 105.  Notices, etc., to Trustee, Company.......    24
     SECTION 106.  Notice to Holders; Waiver................    24
     SECTION 107.  Effect of Headings and Table of Contents.    25
     SECTION 108.  Successors and Assigns...................    25
     SECTION 109.  Separability Clause......................    25
     SECTION 110.  Benefits of Indenture....................    25
     SECTION 111.  Governing Law............................    25
     SECTION 112.  Legal Holidays...........................    25

                                  ARTICLE TWO

                                 SECURITY FORMS

                                                                                     PAGE

     SECTION 201.  Forms Generally...........................................          26
     SECTION 202.  Form of Face of Security..................................          26
     SECTION 203.  Form of Reverse of  Security..............................          28
     SECTION 204.  Form of Trustee's Certificate of Authentication...........          31

                                 ARTICLE THREE

                                 THE SECURITIES


     SECTION 301.  Title and Terms...........................................          32
     SECTION 302.  Denominations.............................................          33
     SECTION 303.  Execution, Authentication, Delivery and Dating............          33
     SECTION 304.  Temporary Securities......................................          34
     SECTION 305.  Registration, Registration of Transfer and Exchange.......          35
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities..........          36
     SECTION 307.  Payment of Interest; Interest Rights Preserved............          37
     SECTION 308.  Persons Deemed Owners.....................................          38
     SECTION 309.  Cancellation..............................................          38
     SECTION 310.  Computation of Interest...................................          39
     SECTION 311.  No Personal Liability of Directors, Officers, Employees and
                    Stockholders.............................................          39

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

     SECTION 401.  Satisfaction and Discharge of Indenture...................          39
     SECTION 402.  Application of Trust Money................................          40

                                 ARTICLE FIVE

                                   REMEDIES


     SECTION 501.  Events of Default.........................................          40
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment........          42
     SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                    Trustee..................................................          43

                                                                                     PAGE

     SECTION 504.  Trustee May File Proofs of Claim..........................          44
     SECTION 505.  Trustee May Enforce Claims Without Possession of
                    Securities...............................................          45
     SECTION 506.  Application of Money Collected............................          45
     SECTION 507.  Limitation on Suits.......................................          46
     SECTION 508.  Unconditional Right of Holders to Receive Principal,
                    Premium and Interest.....................................          47
     SECTION 509.  Restoration of Rights and Remedies........................          47
     SECTION 510.  Rights and Remedies Cumulative............................          47
     SECTION 511.  Delay or Omission Not Waiver..............................          47
     SECTION 512.  Control by Holders........................................          48
     SECTION 513.  Waiver of Past Defaults...................................          48
     SECTION 514.  Waiver of Stay or Extension Laws..........................          49

                                  ARTICLE SIX

                                  THE TRUSTEE

     SECTION 601.  Notice of Defaults........................................          49
     SECTION 602.  Certain Rights of Trustee.................................          49
     SECTION 603.  Trustee Not Responsible for Recitals or Issuance of
                    Securities...............................................          51
     SECTION 604.  May Hold Securities.......................................          51
     SECTION 605.  Money Held in Trust.......................................          51
     SECTION 606.  Compensation and Reimbursement............................          51
     SECTION 607.  Corporate Trustee Required; Eligibility...................          52
     SECTION 608.  Resignation and Removal; Appointment of Successor.........          53
     SECTION 609.  Acceptance of Appointment by Successor....................          54
     SECTION 610.  Merger, Conversion, Consolidation or Succession to
                    Business.................................................          54

                                 ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE

     SECTION 701.  Disclosure of Names and Addresses of Holders..............          55
     SECTION 702.  Reports by Trustee........................................          55

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                                                                                     PAGE

     SECTION 801.  Limitation on Merger, Consolidation or Sale of Assets.....          55
     SECTION 802.  Successor Substituted.....................................          57
     SECTION 803.  Securities to Be Secured in Certain Events................          57

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

     SECTION 901.  Supplemental Indentures Without Consent of Holders........          58
     SECTION 902.  Supplemental Indentures with Consent of Holders...........          58
     SECTION 903.  Execution of Supplemental Indentures......................          59
     SECTION 904.  Effect of Supplemental Indentures.........................          60
     SECTION 905.  Conformity with Trust Indenture Act.......................          60
     SECTION 906.  Reference in Securities to Supplemental Indentures........          60
     SECTION 907.  Notice of Supplemental Indentures.........................          60

                                  ARTICLE TEN

                                   COVENANTS

     SECTION 1001.  Payment of Principal, Premium, if any, and Interest......          60
     SECTION 1002.  Maintenance of Office or Agency..........................          61
     SECTION 1003.  Money for Security Payments to Be Held in Trust..........          61
     SECTION 1004.  Corporate Existence......................................          63
     SECTION 1005.  Payment of Taxes and Other Claims........................          63
     SECTION 1006.  Maintenance of Properties................................          63
     SECTION 1007.  Insurance................................................          63
     SECTION 1008.  Statement by Officers as to Default......................          64
     SECTION 1009.  Reports to Holders.......................................          64
     SECTION 1010.  Change of Control........................................          64
     SECTION 1011.  Limitation on Incurrence of Indebtedness.................          65
     SECTION 1012.  Limitation on Restricted Payments........................          66
     SECTION 1013.  Limitation on Liens......................................          68
     SECTION 1014.  Limitation on Dividend and Other Payment Restrictions
                    Affecting Restricted Subsidiaries........................          68
     SECTION 1015.  Limitation on Issuance and Sale of Capital
                    Stock of Restricted Subsidiaries.........................          69
     SECTION 1016.  Limitation on Guarantees of Indebtedness by

                                                                                     PAGE

                    Restricted Subsidiaries..................................          70
     SECTION 1017.  Limitation on Asset Sales................................          71
     SECTION 1018.  Limitation on Transactions with Stockholders
                    and Affiliates...........................................          72
     SECTION 1019.  Waiver of Certain Covenants..............................          74

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


     SECTION 1101.  Right of Redemption......................................          74
     SECTION 1102.  Applicability of Article.................................          74
     SECTION 1103.  Election to Redeem; Notice to Trustee....................          74
     SECTION 1104.  Selection by Trustee of Securities to Be Redeemed........          75
     SECTION 1105.  Notice of Redemption.....................................          75
     SECTION 1106.  Deposit of Redemption Price..............................          76
     SECTION 1107.  Securities Payable on Redemption Date....................          76
     SECTION 1108.  Securities Redeemed in Part..............................          77

                                 ARTICLE TWELVE

                                    RESERVED


                                ARTICLE THIRTEEN

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

                                                                                    PAGE

SECTION 1301.  Company's Option to Effect Legal Defeasance or
                 Covenant Defeasance.........................................         77
SECTION 1302.  Legal Defeasance and Discharge................................         77
SECTION 1303.  Covenant Defeasance...........................................         78
SECTION 1304.  Conditions to Legal Defeasance or
                 Covenant Defeasance.........................................         78
SECTION 1305.  Deposited Money and U.S. Government Obligations to Be
                 Held in Trust; Other Miscellaneous Provisions...............         80
SECTION 1306.  Reinstatement.................................................         81

                                                                        PAGE
                                ARTICLE FOURTEEN

                                    RESERVED


TESTIMONIUM.................................................

SIGNATURES AND SEALS........................................

                       TELEPORT COMMUNICATIONS GROUP INC.

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
               OF 1939 AND INDENTURE, DATED AS OF _______________



TRUST INDENTURE
 ACT SECTION                  INDENTURE SECTION



(S) 310(a)(1)......................   607
       (a)(2)......................   607
       (b).........................   608
(S) 312(c).........................   701
(S) 314(a).........................   703
       (a)(4)......................   1008(a)
       (c)(1)......................   102
       (c)(2)......................   102
       (e).........................   102
(S) 315(b).........................   601
(S) 316(a)(last
       sentence)...................   101 ("Outstanding")
       (a)(1)(A)...................   502, 512
       (a)(1)(B)...................   513
       (b).........................   508
       (c).........................   104(d)
(S) 317(a)(1)......................   503
       (a)(2)......................   504
       (b).........................  1003
(S) 318(a).........................   111

     INDENTURE, dated as of June __, 1996 between TELEPORT
COMMUNICATIONS GROUP, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One Teleport Drive, Staten Island, New York 10311-1011, and UNITED STATES TRUST COMPANY OF NEW YORK, a [corporation/trust company] duly organized and existing under the laws of the State of New York, Trustee (herein called the "Trustee").


                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of ____% Senior Securities due 2006 (herein called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

     All things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 101.  Definitions.
                   -----------

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

          (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Acquired Indebtedness" means (a) Indebtedness of any other Person existing at the time such other Person merged with or into or became a Restricted Subsidiary, including Indebtedness incurred in connection with or in contemplation of such other Person merging with or into or becoming a Restricted Subsidiary, (b) Indebtedness of any other Person assumed by the Company or a Restricted Subsidiary in connection with the acquisition of assets from such other Person, and (c) Indebtedness secured by a Lien encumbering any asset acquired by the Company or a Restricted Subsidiary.

          "Act," when used with respect to any Holder, has the meaning specified in Section 104.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

          "Asset Sale" means (a) any sale, lease, transfer, conveyance or other disposition of any assets (including by way of a sale-leaseback) other than the sale or transfer of inventory or goods (including equipment) held for sale in the ordinary course of business (provided that the sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company shall not be deemed to be an "Asset Sale" and shall be governed by the provisions of Section 1010 or Article Eight) or (b) any issuance, sale, lease, transfer, conveyance or other disposition of any Equity Interests of any of the Company's Restricted Subsidiaries (other than director's qualifying shares) to any Person. Notwithstanding the foregoing, none of the following shall be deemed to be an Asset Sale: (i) a swap or other exchange of cable, fiber line or other equipment or transmission capacity or of networks or systems between the Company or any Restricted Subsidiary and any other Person which is an exchange at Fair Market Value, (ii) an issuance and sale of Equity Interests by a Restricted Subsidiary to the Company or to another Restricted Subsidiary including any such issuance in connection with the contribution to such Restricted Subsidiary of Telecommunications Assets, (iii) an Asset Sale involving assets with a Fair Market Value not in excess of $2 million, (iv) any lease of cable, fiber optic or transmission capacity, any lease of equipment or equipment space, any grant of indefeasible rights-of-use or rights-of-access or similar rights and grants of nominal title to assets entered into in the ordinary course and consistent with past practices, (v) any sale or other disposition of any or all of the capital stock or assets of an Unrestricted Subsidiary, and (vi) any sale, transfer or conveyance of Eligible Cash Equivalents. Additionally, the contribution of Telecommunications Assets to an Unrestricted Subsidiary whereby the Company or a Restricted Subsidiary receives an equity interest in such Unrestricted Subsidiary shall be deemed not to be an Asset Sale and shall be deemed to be a Restricted Payment and be governed by
Section 1012.

          "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

          "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease that would at such time be so required to be capitalized on a balance sheet in accordance with GAAP.

          "Capital Stock" means, with respect to any specified Person, any and all shares, interests, participations, rights, or other equivalents (however designated) of corporate stock, including, without limitation, partnership interests of such Person.

          "Change of Control" means (a) the sale, lease, transfer, conveyance or other disposition of all or substantially all of the assets of the Company to any "person" or "group"

(within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act) other than Permitted Holders, (b) the approval by the requisite stockholders of the Company of a plan of liquidation or statutory dissolution (which shall not be construed to include a plan of merger or consolidation) of the Company, unless Permitted Holders "beneficially own" (as defined in Rule 13d-3 under the Exchange Act) at least the same percentage of voting power after the consummation of such plan as before or otherwise retain the right or ability, by voting power, to control the Person that acquires the proceeds of such liquidation or dissolution, (c) any "person" or "group" (within the meaning of Sections 13(d)(3) and 14(d)(2) of the Exchange Act or any successor provision to either of the foregoing, including any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than Permitted Holders, becomes the "beneficial owner" (as so defined) of more than 35% of the total voting power of all classes of the Voting Stock of the Company and/or warrants or options to acquire such Voting Stock, calculated on a fully diluted basis, provided that Permitted Holders "beneficially own" (as so defined) a percentage of such Voting Stock or warrants having a lesser percentage of voting power than such other "person" or "group" and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors, or (d) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election or appointment by such board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office.

          "Class A Common Stock" and "Class B Common Stock" mean the two classes of Common Stock of the Company authorized to be issued by the Company pursuant to Article IV of the Amended and Restated Certificate of Incorporation of the Company.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means, with respect to the Company, the Class A Common Stock, the Class B Common Stock or any similar common stock of the Company.

          "Company" means the Person named as the "Company" in the first paragraph of this Indenture, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman, its President, any Vice President, its Treasurer or an Assistant Treasurer, and delivered to the Trustee.

          "Consolidated Interest Expense" means, with respect to the Company and its Restricted Subsidiaries, for any period, the amount of interest in respect of Indebtedness (including amortization of original issue discount, amortization of debt issuance costs, and non-cash interest payments on any Indebtedness and the interest portion of any deferred payment obligation and after taking into account the effect of elections made under any Interest Rate Agreement, however denominated, with respect to such Indebtedness), the net costs associated with Interest Rate Agreements, Preferred Stock dividends of the Company (and of its Restricted Subsidiaries if paid to a Person other than the Company or its Restricted Subsidiaries) and the interest component of rentals in respect of any Capital Lease Obligation paid, in each case whether accrued or scheduled to be paid or accrued by the Company and its Restricted Subsidiaries during such period to the extent such amounts were deducted in computing Consolidated Net Income, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Net Income" means, with respect to the Company for any period, the aggregate net income of the Company and its Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the net income of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid to the Company or a Restricted Subsidiary, (ii) the net income of any Person acquired in a pooling of interests transactions for any period prior to the date of such acquisition shall be excluded, (iii) the cumulative effect of a change in accounting principles shall be excluded, (iv) all items classified as extraordinary gains or losses of the Company or a Restricted Subsidiary for such period shall be excluded, (v) the net income of any Restricted Subsidiary shall be included only to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary of such net income is not at the time prohibited by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary, and (vi) with respect to a non-Wholly Owned Restricted Subsidiary, any aggregate net income (or loss) in excess of the Company's or such Restricted Subsidiary's pro rata share of such non-Wholly Owned Restricted Subsidiary's net income (or loss) shall be excluded.

          "Corporate Trust Office" means the principal corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Indenture is located at 114 West 47th Street, New York, NY 10036, except that with respect to presentation of Securities for payment or for registration of transfer or exchange, such term shall mean the office or agency of the Trustee at which, at any particular time, its corporate agency business shall be conducted.

          "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Securities mature.

          "EBITDA" means, with respect to the Company and its Restricted Subsidiaries, for any period, an amount equal to (A) the sum of (i) Consolidated Net Income for such period (exclusive of any gain or loss realized in such period upon an Asset Sale), plus (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) hereof, plus (iii) Consolidated Interest Expense for such period, plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangibles for such period on a consolidated basis, plus (vi) any other non-cash item reducing Consolidated Net Income for such period, plus (vii) any premium or penalty paid in connection with repurchasing, redeeming, retiring, defeasing or acquiring any Indebtedness prior to maturity, minus (B) all non-cash items increasing Consolidated Net Income for such period, determined in accordance with GAAP consistently applied.

          "Eligible Cash Equivalents" means (i) United States dollars, (ii) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof having maturities of not more than one year and one day from the date of acquisition, (iii) certificates of deposit and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any commercial bank(s) domiciled in the United States or in any member of the OECD having capital and surplus in excess of $500 million and a Keefe Bank Watch Rating of "B" or better, (iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) entered into with any financial institution meeting the qualifications specified in clause (iii) above, (v) commercial paper rated no lower than P-2 or the equivalent thereof by Moody's Investors Service, Inc. or no lower than A-2 or the equivalent thereof by Standard & Poor's Ratings Group and in each case maturing within one year and one day after the date of acquisition, (vi) direct obligations issued by any state of the United States or any political subdivision of any such state or political instrumentality thereof maturing, or subject to tender at the option of the holder thereof, within ninety (90) days after the date of acquisition, having a rating of A from Standard & Poor's Ratings Group or A-2 from Moody's Investors Service, Inc., and (vii) investments in money market funds substantially all of whose assets comprise securities of the types described in clauses (i) through (vi).

          "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any Indebtedness that is convertible into, or exchangeable for, Capital Stock, except to the extent such Indebtedness has been so converted or exchanged).

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Rate Contract" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combinations thereof, the principal purpose of which is to provide protection against fluctuations in currency exchange rates. An Exchange Rate Contract may also include an Interest Rate Agreement.

          "Existing Indebtedness" means Indebtedness of the Company and its Restricted Subsidiaries in existence on the Issuance Date, including Indebtedness incurred under the Revolving Credit Agreement as in effect on the Issuance Date, until such amounts are repaid.

          "Fair Market Value" means, with respect to any asset or property, the price which could be negotiated in an arm's-length transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Fair Market Value shall be determined (i) for an amount not in excess of $15 million, by the Chief Financial Officer of the Company, or (ii) for an amount of $15 million or more, by the Board of Directors acting in good faith and shall be evidenced by a Board Resolution, and in either case shall be set forth in an Officers' Certificate delivered to the Trustee.

          "Federal Bankruptcy Code" means the Bankruptcy Act of Title 11 of the United States Code, as amended from time to time.

          "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting

Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession, which may be in effect from time to time and are applied on a consistent basis.

          "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

          "Guarantor" means any Restricted Subsidiary which is a guarantor of the Securities, including any Person that is required after the Issuance Date to execute a guarantee of the Securities pursuant to Section 1016 until a successor replaces such party pursuant to the applicable provisions of this Indenture and, thereafter shall mean such successor.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" means, with respect to any Person, without duplication,
(i) any indebtedness of such Person, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or banker's acceptances or the balance deferred and unpaid of the purchase price of any property (including pursuant to capital leases and Sale-Leaseback Transactions) or representing any hedging obligations under an Exchange Rate Contract or an Interest Rate Agreement, except any such balance that constitutes an accrued expense or trade payable or customer deposit received in the ordinary course of business, if and to the extent any of the foregoing indebtedness (other than obligations under an Exchange Rate Contract or an Interest Rate Agreement) would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, (ii) Indebtedness of others secured by a Lien on any asset of such Person (whether or not such Indebtedness is assumed by such Person), but, if such indebtedness is otherwise non-recourse to such Person, only to the extent of the lesser of (x) the Fair Market Value of such asset at the time of determination and (y) the amount of such Indebtedness, (iii) to the extent not otherwise included, the Guarantee of items defined in clauses (i) and
(ii) above and (iv) the maximum fixed redemption or repurchase price of Disqualified Stock of such Person at the time of determination. For purposes of the preceding sentence, (1) the maximum fixed repurchase price of Disqualified Stock that does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Disqualified Stock is not then permitted to be repurchased, the repurchase price shall be the book value of such Disqualified Stock, and

(2) the amount outstanding at any time of any Indebtedness issued with original issue discount is the accreted value of such Indebtedness.

          "Indebtedness to Adjusted Total Equity Ratio" means as of the date of determination the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis as at the date of determination to (ii) the sum of (a) the total equity investments in the Company as of ________, 1996 adjusted to give effect to the Stock Offering and the repurchase of 7,807,881 shares of Class B Common Stock from Continental Cablevision, Inc. as described in the Registration Statement, provided that any issuance of Equity Interests pursuant to the Reorganization shall be included only to the extent actually issued and shall be treated as if issued on or prior to the Issuance Date regardless of the date such Equity Interests were actually issued, (b) two times the aggregate net proceeds to the Company from the issuance of any Equity Interests (other than Disqualified Stock) subsequent to the Issuance Date, (c) two times the net cash proceeds from the sales of Disqualified Stock of the Company or debt securities of the Company convertible into Disqualified Stock, in either case upon conversion thereof into Equity Interests (other than Disqualified Stock) subsequent to the Issuance Date; provided, however, that, for purposes of calculation of the Indebtedness to Adjusted Total Equity Ratio the net cash proceeds from the sale of Capital Stock of the Company, including Capital Stock issued upon the conversion of convertible Indebtedness, described in clause (b) or (c) above, shall not be included if such proceeds have been utilized to make a (x) Restricted Payment,
(y) a Permitted Investment under clause (d) of the definition of Permitted Investment (provided that such amounts shall be included to the extent of such amounts invested in Local Market Partnerships that become Restricted Subsidiaries prior to the first anniversary of the Issuance Date) or (z) a Permitted Investment pursuant to clause (e)(ii) of the definition of Permitted Investments (provided that such amounts shall be included to the extent of the Fair Market Value of the Company's interest in any Joint Ventures that become Restricted Subsidiaries but not in excess of the amount of any such Investments in such Joint Ventures pursuant to such clause (e)(ii)).

          "Indebtedness to EBITDA Ratio" means, as at any date of determination, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries on a consolidated basis as at the date of determination to (ii) the aggregate amount of EBITDA of the Company and its Restricted Subsidiaries for the four preceding fiscal quarters for which financial information is available immediately prior to the date of determination; provided that any Indebtedness incurred or retired by the Company or any of its Restricted Subsidiaries during the fiscal quarter in which the determination date occurs shall be calculated as if such Indebtedness was so incurred or retired on the first day of such four fiscal quarter period; and provided further that (x) if the transaction giving rise to the need to calculate the Indebtedness to EBITDA Ratio would have the effect of increasing or decreasing Indebtedness or EBITDA in the future, Indebtedness or EBITDA shall be calculated on a pro forma basis as if such transaction had occurred on the first day of such four fiscal quarter period preceding the date of determination, and (y) if during such four fiscal quarter period, the Company or any of its Restricted Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale and any related retirement of Indebtedness as if such Asset Sale and related retirement of Indebtedness had occurred on the first day of such period and (z) if during such four fiscal quarter period the Company or any of its Restricted Subsidiaries shall have acquired any material assets out of the ordinary course of business, EBITDA shall be calculated on a pro forma basis as if such asset acquisition and related financing had occurred on the first day of such period.

          "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement the principal purpose of which is to protect the party indicated therein against fluctuations in interest rates.

          "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of loans (including Guarantees, advances or capital contributions (excluding commission, travel and similar advances and loans, in each case, made to officers and employees) made in the ordinary course of business), purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP. Investments shall exclude accounts receivable and other extensions of trade credit on commercially reasonable terms in accordance with the Company's normal trade practice. In addition, the Fair Market Value of the net assets of any Restricted Subsidiary at the time that such Restricted Subsidiary is designated an Unrestricted Subsidiary shall be deemed to be an "Investment" made by the Company in such Unrestricted Subsidiary at such time.

          "Issuance Date" means the date on which the Securities are first authenticated and issued.

          "Joint Venture" means any Person engaged in the Telecommunications Business in which the Company or any Restricted Subsidiary owns an Equity Interest and which may be an Unrestricted Subsidiary.

          "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

          "Local Market Partnership" means the partnerships created among Affiliates of the Company and of the Permitted Holders to develop and operate local telecommunications networks across the United States including, on the date hereof, the Local Market Partnerships listed in Schedule I hereto.

          "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as herein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption or otherwise.

          "Net Proceeds" means the aggregate cash proceeds received by the Company or any of its Restricted Subsidiaries in respect of any Asset Sale, net of (a) the direct costs relating to such Asset Sale (including, without limitation, legal, title, recording, accounting and investment banking fees, and sales commissions) and any relocation expenses incurred as a result thereof, (b) taxes paid or payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (c) amounts required to be applied to the repayment of Indebtedness secured by a Lien on the asset or assets that are the subject of such Asset Sale or in order to obtain a consent necessary to effect such Asset Sale and (d) any reserve for adjustment or indemnification in respect of the sale price of such asset or assets (provided that any such reserves shall be added back to Net Proceeds upon the release of such reserves) and required distributions to holders of minority interests. Furthermore, the amount of (i) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary that are assumed by the transferee of any assets sold in an Asset Sale and (ii) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are immediately converted by the Company or such Restricted Subsidiary into Eligible Cash Equivalents, shall be deemed to be Eligible Cash Equivalents (to the extent of the Eligible Cash Equivalents received in such conversion) for purposes of clause (b) of the first paragraph of Section 1017.

          "Non-Recourse Indebtedness" means Indebtedness or that portion of Indebtedness (a) as to which none of the Company or any Restricted Subsidiary:
(i) provides credit support (including any undertaking, agreement or instrument which would constitute Indebtedness); (ii) is directly or indirectly liable; or
(iii) constitutes the lender, and (b) no default with respect to which (including any rights which the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any Restricted Subsidiary to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity.

          "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

          "Officers' Certificate" means a certificate signed by the Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, including an employee of the Company, and who shall be acceptable to the Trustee.

          "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities, or portions thereof, for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (iii) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected legal defeasance and/or covenant defeasance as provided in Article Thirteen; and

          (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, consent, notice or waiver hereunder, and for the purpose of making the calculations required by TIA Section 313, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company.

          "Permitted Holders" means Comcast Corporation, a Pennsylvania corporation, Continental Cablevision Inc., a Delaware corporation, Cox Communications, Inc., a Delaware corporation, Tele-Communications, Inc., a Delaware corporation, US WEST Inc., a Delaware corporation, and any Person at least 51% of the Capital Stock of which is owned, directly or indirectly, by one or any group of the foregoing Permitted Holders.

          "Permitted Indebtedness" means: (1) for Indebtedness of either the Company or any Restricted Subsidiary (a) Telecommunications Assets Indebtedness;
(b) Indebtedness owed by the Company to any Restricted Subsidiary (but only so long as such Indebtedness is held by such Restricted Subsidiary) and Indebtedness owed by a Restricted Subsidiary to the Company or any other Restricted Subsidiary (but only so long as such Indebtedness is held by the Company or such other Restricted Subsidiary); (c) Indebtedness under any Exchange Rate Contract or Interest Rate Agreements, provided that the obligations under such agreements are related to payment obligations on Existing Indebtedness or Refinancing Indebtedness of the Company or a Restricted Subsidiary, as applicable, or Indebtedness permitted to be incurred pursuant to
Section 1011; (d) letters of credit or performance bonds or performance guarantees incurred in the ordinary course of business and consistent with industry practice; (e) Existing Indebtedness; (f) Indebtedness issued in exchange for or the proceeds of which are used to extend, refinance, renew, replace or refund outstanding Indebtedness that is incurred or outstanding pursuant to clauses (a), (e), (h) or this clause (f) of this definition or clause (b) of Section 1011 (the "Refinancing Indebtedness"); provided, however, that (i) the principal amount of, and any premium payable in respect of, such Refinancing Indebtedness shall not exceed the principal amount of Indebtedness so extended, refinanced, renewed, replaced or refunded (plus the amount of reasonable expenses incurred in connection therewith); (ii) the Refinancing Indebtedness shall have a (A) Weighted

Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, and (B) a stated maturity no earlier than the stated maturity of, the Indebtedness being extended, refinanced, renewed, replaced or refunded;
(iii) the Refinancing Indebtedness shall rank in right of payment to the Securities on terms no less favorable to the Holders of Securities as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced or refunded; and (iv) the Company shall incur Refinancing Indebtedness only to refinance Indebtedness of the Company or of a Restricted Subsidiary and a Restricted Subsidiary shall incur Refinancing Indebtedness only to refinance Indebtedness of such Restricted Subsidiary or any other Restricted Subsidiary; (g) Indebtedness represented by performance bonds, surety or appeal bonds, or similar obligations incurred in the ordinary course of business; (h) Indebtedness incurred in connection with a prepayment or redemption of the Securities pursuant to a Change of Control, provided that such Indebtedness is Indebtedness of the Company and the principal amount of such Indebtedness does not exceed 101% of the principal amount of the Securities prepaid or redeemed (plus the amount of reasonable expenses incurred in connection therewith) and that such Indebtedness has (A) a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, and (B) a stated maturity no earlier than the Stated Maturity of, the Securities; (i) ordinary course Capital Lease Obligations or purchase money debt for plant or equipment secured by a Lien on property acquired, constructed or developed by the Company or any Restricted Subsidiary in an aggregate amount not to exceed $20 million outstanding at any time; and (j) additional Indebtedness in an aggregate principal amount not to exceed $50 million at any one time outstanding; (2) for Indebtedness of the Company, Indebtedness evidenced by the Securities; and (3) for Indebtedness of any Restricted Subsidiary, Indebtedness or Guarantee of Indebtedness under the Revolving Credit Agreement in an aggregate amount not to exceed $400 million outstanding at any time.

          "Permitted Investments" means (a) any Investments in the Company or in a Restricted Subsidiary (including through a purchase of Equity Interests in such Restricted Subsidiary from another Person), provided that any purchase of Equity Interests in a Restricted Subsidiary from any Person other than another Restricted Subsidiary shall be a Permitted Investment only if such Restricted Subsidiary in engaged in the Telecommunications Business; (b) any Investments in Eligible Cash Equivalents; (c) Investments by the Company or any Restricted Subsidiary in a Person (including through a purchase of Equity Interests in such Person from another Person), if as a result of such Investment (i) such person becomes a Restricted Subsidiary that is engaged in the Telecommunications Business or (ii) such person is merged or consolidated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Restricted Subsidiary that is engaged in the Telecommunications Business; (d) Investments up to an aggregate of $150 million in one or more of the Local Market Partnerships listed in Schedule I hereto, which Investments are used to fund a Telecommunications Business; provided that no such Investment in a Local Market Partnership pursuant to this clause d) may be made after the first anniversary of the Issuance Date; (e) Investments after the Issuance Date in Joint Ventures in an aggregate amount not to exceed the sum of (i) (l) for any Joint Venture, $200 million and (2) for Joint Ventures in which the Company or any Restricted Subsidiary owns a 35% or greater share of Equity Interests and is the managing partner, $200 million plus any amount not invested pursuant to the preceding clause (1), plus (ii) for any Joint Venture, the net cash proceeds received by the Company from any Person from the issuance and sale subsequent to the Issuance Date of Equity Interests of the Company or of debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or convertible debt securities) sold to a Restricted Subsidiary and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock) subsequent to the Issuance Date, plus (iii) for any Joint Venture, the Fair Market Value of the Company's interest in any Joint Ventures that become Restricted Subsidiaries but not excess of the amount of any such Investments in such Joint Ventures pursuant to clause (e)(ii), provided that amounts added pursuant to this clause
(iii) out of Investments originally made pursuant to subclause (i)(2) of this clause (e) shall not be used for Investments in Joint Ventures not described in such subclause (i)(2); (f) loans and advances to employees made in the ordinary course of business and consistent with past practice in an aggregate amount not to exceed $1 million outstanding at any time; (g) bonds, notes, debentures, partnership or joint venture interests, stock or other securities received as a result of Asset Sales permitted under Section 1017; (h) any Investments in Permitted Temporary Investments of the proceeds from the issuance of the Securities and from the Stock Offering; (i) any Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits; and (j) any Exchange Rate Contract or Interest Rate Contract.

          "Permitted Liens" means (a) Liens in favor of the Company; (b) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Restricted Subsidiary; provided that such Liens were not granted in contemplation of such merger or consolidation and do not secure any property or assets of the Company or any of its Restricted Subsidiaries other than the property or assets subject to the Liens prior to such merger or consolidation; (c) liens imposed by law, including restrictions on transfer of governmental licenses, permits and authorizations and carriers', warehousemen's, landlords', and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due or are being contested in good faith and by appropriate proceedings; (d) Liens existing on the Issuance Date; (e) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently concluded; provided that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor; (f) easements, rights of way, restrictions and other similar easements, licenses, restrictions on the use of properties or minor imperfections of title, or other incidental Liens not incurred in connection with the borrowing of money or the obtaining of advances or credit, that in the aggregate, are not material in amount, and do not in any case materially detract from the properties subject thereto or interfere with the ordinary course of the business of the Company or its Restricted Subsidiaries; (g) Liens securing Indebtedness incurred under the Revolving Credit Agreement; (h) Liens securing Telecommunications Assets Indebtedness; (i) Liens of utility companies and other Persons pursuant to pole attachment agreements or other easement agreements, and restrictions on the transfer of rights under franchises, pole attachment agreements or other easements, and any encumbrances created in favor of franchising authorities and customers by provisions or franchises on plant and equipment located in the areas covered thereby; (j) Liens under capitalized leases or purchase money security interests relating to Indebtedness permitted to be incurred under Section 1011; (k) Liens incurred to secure the performance of statutory obligations, surety or appeal bonds, performance bonds or other obligations of a like nature incurred in the ordinary course of business; (l) any Lien to secure obligations under workmen's compensation laws or similar legislation including unemployment insurance or social security laws; (m) Liens in the form of a pledge of Capital Stock of a Restricted Subsidiary to secure Indebtedness of such Restricted Subsidiary that is otherwise permitted to be incurred pursuant to Section 1011; (n) Liens arising as a result of any grant of indefeasible rights-of-use or rights-of-access or similar rights and grants of nominal title to assets entered into in the ordinary course and consistent with past practice; and (o) Liens securing Refinancing Indebtedness, provided that the Indebtedness being refinanced is secured and such Liens encumber no additional assets than those pursuant to the Indebtedness being refinanced.

          "Permitted Temporary Investments" means (a) all Eligible Cash Equivalents, except that each use of the term "one year" in such definition is changed to "two years" and (b) debt securities issued by any Person which has outstanding pari passu debt securities with an investment grade rating by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. and that mature within two years and one day after the date of acquisition.

          "Person" means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

          "Public Equity Offering" means an underwritten public offering (other than the Stock Offering) by the Company after the Issuance Date of Common Stock of the Company pursuant to a registration statement filed pursuant to the Securities Act of 1933, as amended.

          "Redemption Date," when used with respect to any Security to be redeemed, in whole or in part, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registration Statement" means the registration statement on Form S-1, File No. 333-3984, relating to the Securities and filed with the Commission on April 24, 1996.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the [date] or [date] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Reorganization" means all of the transactions that are described in the Registration Statement under the caption "The Reorganization" as constituting the "Reorganization" which are to be effected pursuant to the Reorganization Agreement.

          "Reorganization Agreement" means the Reorganization Agreement, dated as of April 18, 1996, among the Company, TCI Communications, Inc., Cox Communications, Inc., Comcast Corporation and Continental Cablevision, Inc.

          "Responsible Officer," when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" means (a) any dividend or any distribution on any Equity Interests (other than dividends or distributions in additional Equity Interests (other than

Disqualified Stock) of the Company or a Restricted Subsidiary or dividends or distributions payable to the Company or any Wholly Owned Restricted Subsidiary);
(b) any purchase, redemption, acquisition or retirement for value of any Equity Interests of the Company or any Restricted Subsidiary or other Affiliate of the Company (other than any such Equity Interests owned by the Company or any Wholly Owned Restricted Subsidiary) that is not a Permitted Investment; (c) any defeasance, purchase, redemption, acquisition or retirement for value prior to final maturity of any Indebtedness that is subordinated in right of payment (whether pursuant to its terms or by operation of law) to the Securities or the guarantees thereof by the Guarantors; and (d) any Investment that is not a Permitted Investment.

          "Restricted Subsidiary" means any Subsidiary of the Company which is not an Unrestricted Subsidiary.

          "Revolving Credit Agreement" means the Loan Agreement dated as of May 22, 1995, as amended, among TCG New York Inc., the Banks, as defined in the Loan Agreement, Toronto Dominion (Texas), Inc. and Chemical Bank, as such agreement may be amended, modified, supplemented, refunded, refinanced or replaced from time to time.

          "Sale-Leaseback Transaction" means any direct or indirect arrangement, or series of related arrangements, with any Person (other than the Company or a Restricted Subsidiary) or to which any Person (other than the Company or a Restricted Subsidiary) is a party, providing for the leasing to the Company or to a Restricted Subsidiary of any property for an aggregate term exceeding three years, whether owned by the Company or by any Subsidiary of the Company at the Issuance Date or later acquired, which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such Person or to any other Person from whom funds have been or are to be advanced by such Person on the security of such property.

          "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

          "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

          "Significant Subsidiary" means any Restricted Subsidiary which is a "significant subsidiary" as defined in Rule 1-02(v) of Regulation S-X under the Securities Act of 1933, as amended.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

          "Stated Maturity," when used with respect to a Security or any installment or interest thereon, means the date specified in such Security as the final date on which the principal of such Security or such installment of interest is due and payable.

          "Stock Offering" means the offering by the Company of 23,500,000 shares of Class A Common Stock pursuant to the Registration Statement.

          "Strategic Equity Investor" means a corporation or entity with an equity market capitalization, a net asset value or annual revenues of at least $2 billion that owns and operates businesses in the telecommunications, information systems, entertainment, cable or similar or related industries.

          "Subsidiary" means, with respect to a specified Person, any corporation, association or other business entity of which 50% or more of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of the Person or a combination thereof.

          "Telecommunications Assets" means, with respect to any Person, any asset that is utilized by such Person, directly or indirectly, for the design, development, construction, installation, integration, operation, management or provision of telecommunications systems and/or services, including without limitation, any businesses or services in which the Company is engaged at the Issuance Date and including any computer systems used in a Telecommunications Business. Telecommunications Assets shall include stock, joint venture or partnership interests where substantially all of the assets of the entity being acquired consist of Telecommunications Assets.

          "Telecommunications Assets Indebtedness" means Indebtedness incurred (including in the case of discount or paid in kind Indebtedness any accretion on such Indebtedness or notes payable in respect of such Indebtedness) by the Company or a Restricted Subsidiary to finance the construction, expansion, development or acquisition of Telecommunications Assets or the acquisition of the Capital Stock of a Restricted Subsidiary substantially all the assets of which are Telecommunications Assets, provided that the net cash proceeds from the issuance of such Indebtedness do not exceed, as of the date of incurrence of such Indebtedness, 100% of the lesser of cost or Fair Market Value of such Telecommunications Assets so constructed or acquired; provided further, however, that if an acquired Restricted Subsidiary has outstanding previously incurred Indebtedness, such previously incurred Indebtedness shall also constitute Telecommunications Assets Indebtedness if such previously incurred Indebtedness was not incurred in contemplation of such acquisition and all such Indebtedness is Non-Recourse Indebtedness, except to the acquired Restricted Subsidiary.

          "Telecommunications Business" means the design, development, construction, acquisition, installation, integration, management or provision of telecommunications systems and/or services, including, without limitation, any business or services in which the Company or any of its Restricted Subsidiaries is engaged at the Issuance Date.

          "Trust Indenture Act" or "TIA" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in Section 905.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means any Subsidiary of the Company that is designated by the Board of Directors as an Unrestricted Subsidiary pursuant to a Board Resolution, but, in each case, only to the extent that such Subsidiary (a) has no Indebtedness other than Non-Recourse Indebtedness and (b) has not guaranteed any Indebtedness of the Company or any of its Restricted Subsidiaries. Any such designation by the Board of Directors shall be evidenced to the Trustee by filing with the Trustee a certified copy of the Board Resolution giving effect to such designation and an Officers' Certificate certifying that such designation complied with the foregoing conditions and was permitted by Section 1012. If, at any time, any Unrestricted Subsidiary would fail to meet the foregoing requirements as an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Subsidiary shall be deemed to be incurred as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 1011, the Company shall be in default of Section 1011). The Board of Directors may at any time designate any Unrestricted Subsidiary as a Restricted Subsidiary and such designation shall only be permitted if (i) the incurrence of the Indebtedness of such Subsidiary is permitted under Section 1011, and (ii) no Default or Event of Default would be in existence following such designation. For so long as any Subsidiary is an Unrestricted Subsidiary, all Subsidiaries of such Unrestricted Subsidiary shall also be deemed to be Unrestricted Subsidiaries.

          "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

          "Voting Stock" means stock of the class or classes having general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (x) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (y) the number of years (calculated to the nearest one-twelfth) that shall elapse between such date and the making of such payment, by (b) the then outstanding principal amount of such Indebtedness.

          "Wholly Owned Restricted Subsidiary" means, at any time, a Restricted Subsidiary all of the Capital Stock of which (except directors' qualifying shares) is at the time owned directly or indirectly by the Company.

          SECTION 102.  Compliance Certificates and Opinions.
                        ------------------------------------

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1008(a)) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 103.  Form of Documents Delivered to Trustee.
                        --------------------------------------

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  Acts of Holders.
                        ---------------

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders of Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 105.  Notices, Etc., to Trustee, Company.
                        ----------------------------------

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Mr. Gerard
     F. Ganey, Senior Vice President; or

          (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 106.  Notice to Holders; Waiver.
                        -------------------------

          Where this Indenture provides for notice of any event to Holders by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice for every purpose hereunder.

          SECTION 107.  Effect of Headings and Table of Contents.
                        ----------------------------------------

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108.  Successors and Assigns.
                        ----------------------

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 109.  Separability Clause.
                        -------------------

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110.  Benefits of Indenture.
                        ---------------------

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Paying Agent, any Securities Registrar and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111.  Governing Law.
                        -------------

          This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 112.  Legal Holidays.
                        --------------

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity or Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal (or premium, if any) or interest need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or Maturity; provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or Maturity, as the case may be.

                                  ARTICLE TWO

                                SECURITY FORMS

          SECTION 201.  Forms Generally.
                        ---------------

          The Securities and the Trustees certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities.

          SECTION 202.  Form of Face of Security.
                        ------------------------

                      TELEPORT COMMUNICATIONS GROUP, INC.

                                  Senior Note
                                    due 2006

No._________                                                    $__________

Issuance Date:  June __, 1996

Issue Price (for each $1,000            Yield to Maturity:  _____%
     principal amount):  $__________

Method used to determine yield to maturity for [short] accrual period of June __, 1996 to [date]:
     exact method

          Teleport Communications Group, Inc., a Delaware corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of __________ Dollars on ____________, 2006, at the office or agency of the Company referred to below, and to pay interest thereon on ____________, 1996, and semi-annually thereafter, on [date] and [date] in each year (each an "Interest Payment Date"), from ____________, 1996, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of _____% per annum, until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate of ____% per annum from the date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. The principal on this Note shall not accrue interest until ____________, 1996, except in the case of a default in payment of the amount due at Maturity, in which case, the amount then due on this Note shall bear interest at the rate of _____% per annum from the date of such default in payment, as provided in the Indenture. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the [date] or [date] (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder on such Regular Record Date, and such defaulted interest, and (to the extent lawful) interest on such defaulted interest at _____% per annum, may be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Note shall be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Note Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          Dated:                        TELEPORT COMMUNICATIONS
                                        GROUP INC.


                                    By
                                       -------------------------------
Attest:                                Title:


- -------------------------------
Authorized Signature

          SECTION 203.  Form of Reverse of Security.
                        ---------------------------

          This Note is one of a duly authorized issue of securities of the Company designated as its ___% Senior Notes due 2006 (herein called the "Notes"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $___________, which may be issued under an indenture (herein called the "Indenture") dated as of June __, 1996, between the Company and United States Trust Company of New York, trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered.

          The Notes are subject to redemption, upon not less than 30 nor more than 60 days' notice, at any time after ________, 2001, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount of the Notes set forth below plus accrued and unpaid interest thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on ___________ of the years indicated below:


YEAR                                         PERCENTAGE
- ----                                         ----------
2001....................................          %
2002....................................          %
2003....................................          %
2004 and thereafter.....................        100%

          In the event of the first to occur after the Issuance Date and prior to _____________, 1999 of (a) a Public Equity Offering for gross proceeds of $150,000,000 or more or (b) a sale or series of related sales by the Company of its Capital Stock (other than Disqualified Stock) to one or more Strategic Equity Investors for an aggregate purchase price of $150,000,000 or more, the Company may, at its option, within 60 days thereof, use net proceeds of such equity offering or sales to redeem up to one-third of the aggregate principal amount of the Notes originally issued at a redemption price of ____% of the principal amount of the Notes so redeemed; provided that at least one-half of the aggregate principal amount of the Notes originally issued remains outstanding after such redemption. Any such redemption may be effected only once and must be effected upon not less than 30 nor more than 60 days' notice given within 30 days following such Public Equity Offering or the most recent sale to a Strategic Equity Investor, as the case may be.

          Upon the occurrence of a Change of Control, each holder of Notes shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such holder's Notes at a purchase price equal to 101% of the principal amount thereof on any Change of Control Payment Date, plus accrued and unpaid interest, if any, to such Change of Control Payment Date, in accordance with the procedures set forth in the Indenture.

          In the case of any redemption of Notes, interest installments whose Stated Maturity is on or prior to the Redemption Date shall be payable to the holders of such Notes, or one or more Predecessor Notes, of record at the close of business on the relevant Record Date referred to on the face hereof. Notes (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption of this Note in part only, a new Note or Notes for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Notes may be declared to be due and payable in the manner and with the effect provided in the Indenture and in an amount equal to the principal amount of the Notes as of the date on which the Notes first become due and payable plus accrued and unpaid interest, if any, to such date.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the holders under the Indenture at any time by the Company and the Trustee with the consent of the holders of a majority in aggregate principal amount of the Notes at the time outstanding. The Indenture also contains provisions permitting the holders of specified percentages in aggregate principal amount of the Notes at the time outstanding, on behalf of the holders of all the Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the holder of this Note shall be conclusive and binding upon such holder and upon all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any, on) and interest on this Note at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable on the Note Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note Registrar duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, shall be issued to the designated transferee or transferee.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to the time of due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          SECTION 204.  Form of Trustee's Certificate of Authentication.
                        -----------------------------------------------

          The Trustee's certificate of authentication shall be in substantially the following form:

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

          Dated: ____________________

          This is one of the Notes referred to in the within-mentioned
Indenture.

                                    UNITED STATES TRUST COMPANY
                                    OF NEW YORK,

                                                                    as Trustee


                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                 ARTICLE THREE

                                 THE SECURITIES

          SECTION 301.  Title and Terms.
                        ---------------

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $___________, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1010, 1017 or 1108.

          The Securities shall be known and designated as the "___% Senior Notes due 2006" of the Company. Their Stated Maturity shall be ____________, 2006, and they shall bear interest at the rate of _____% per annum from ____________, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable on _____________, 1996 and semi-annually thereafter on [date] and [date] in each year (each an "Interest Payment Date") and at said Stated Maturity, until the principal thereof is paid or duly provided for. The principal of the Securities shall not accrue interest until ____________, 1996, except in the case of a default in payment of the amount due at Maturity, in which case the amount due on this Security shall bear interest at a rate of _____% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default to the date the payment of such amount has been made or duly provided for and except as provided for in the previous sentence. Interest on any overdue principal amount shall be payable on demand.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that at the option of the Company interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          The Securities shall be redeemable as provided in Article Eleven.

          SECTION 302.  Denominations.
                        -------------

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  Execution, Authentication, Delivery and Dating.
                        ----------------------------------------------

          The Securities shall be executed on behalf of the Company by its Chairman, its President or a Vice President, under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Request of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time Outstanding for Securities authenticated and delivered in such new name.

          SECTION 304.  Temporary Securities.
                        --------------------

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the

Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 305.  Registration, Registration of Transfer and Exchange.
                        ---------------------------------------------------

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Security Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Security Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as security registrar (the "Security Registrar") for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1010, 1017 or 1108 not involving any transfer.

          The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the selection of Securities to be redeemed under Section 1104 and ending at the close of business on the day of such mailing of the relevant notice of redemption, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

          SECTION 306.  Mutilated, Destroyed, Lost and Stolen Securities.
                        ------------------------------------------------

          If (i) any mutilated Security is surrendered to the Trustee, or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307.  Payment of Interest; Interest Rights Preserved.
                        ----------------------------------------------

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest may at the Company's option be paid by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears in the Security Register.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the Regular Record Date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided for in
     Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  Persons Deemed Owners.
                        ---------------------

          Prior to the due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  Cancellation.
                        ------------

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and certification of their disposal delivered to the Company unless by Company Order the Company shall direct that cancelled Securities be returned to it.

          SECTION 310.  Computation of Interest.
                        -----------------------

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  No Personal Liability of Directors, Officers, Employees
                        -------------------------------------------------------
                        and Stockholders.
                        ----------------

          No director, officer, employee, agent, incorporator or stockholder of the Company, as such, shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each holder of the Notes by accepting a Note irrevocably waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          SECTION 401.  Satisfaction and Discharge of Indenture.
                        ---------------------------------------

          This Indenture shall upon Company Request cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities expressly provided for herein or pursuant hereto) and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (1)  either

               (a) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

               (b) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606 and, if money shall have been deposited with the Trustee pursuant to subclause (b) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  Application of Trust Money.
                        --------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required by law.


                                  ARTICLE FIVE

                                    REMEDIES

          SECTION 501.  Events of Default.
                        -----------------

          "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest on any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of (or premium, if any) any Security at its Maturity; or

          (3) default in the performance or breach of the provisions of Section 1010 and Section 1017; or

          (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a default in the performance, or breach, of a covenant or agreement which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) default under any mortgage, indenture or instrument under which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the Issuance Date, which default (a) is caused by a failure to pay when due at stated maturity principal or interest on such Indebtedness within the grace period (including any extension thereof granted by the holders of such Indebtedness) provided in such Indebtedness (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $25 million or more; or

          (6) failure by the Company or any Restricted Subsidiary to pay final judgments aggregating in excess of $25 million (net of any amount as to which a reputable insurance company has accepted liability), which judgments are not stayed or bonded within 60 days after their entry; or

          (7) any Guarantee by a Guarantor of the Securities being held in any judicial proceeding to be unenforceable or invalid, provided any other Guarantee by such Guarantor giving rise to such obligation to Guarantee the Securities is not held enforceable, or failure of any Guarantee of the Securities to be in full force and effect, or the assertion that such Guarantee is invalid or unenforceable by any Guarantor; or

          (8) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (9) the institution by the Company or any Significant Subsidiary of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any Significant Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due.

          SECTION 502.  Acceleration of Maturity; Rescission and Annulment.
                        --------------------------------------------------

          If an Event of Default (other than an Event of Default specified in Section 501(8) or (9)) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Securities Outstanding may declare the principal of all the Securities to be due and payable immediately in an amount equal to the aggregate principal amount of the Securities plus accrued and unpaid interest, if any, to such date, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal shall become immediately due and payable. If an Event of Default specified in Section 501(8) or (9) occurs and is continuing, then the principal of all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder in an amount equal to the aggregate principal amount of the Securities plus accrued and unpaid interest, if any, to such date.

          At any time after a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article, the Holders of a majority in principal amount of the Securities Outstanding, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay,

               (A) all overdue interest on all Outstanding Securities,

               (B) all unpaid principal of (and premium, if any, on) any Outstanding Securities which has become due otherwise than by such declaration of acceleration, and interest on such unpaid principal at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest on overdue interest at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (2) all Events of Default, other than the non-payment of amounts of principal of (or premium, if any, on) or interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          SECTION 503.  Collection of Indebtedness and Suits for Enforcement by
                        -------------------------------------------------------
                        Trustee
                        -------

          The Company covenants that if

          (a) default is made in the payment of any installment of interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company shall, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  Trustee May File Proofs of Claim.
                        --------------------------------

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505.  Trustee May Enforce Claims Without Possession of
                        ------------------------------------------------
                        Securities.
                        ----------

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  Application of Money Collected.
                        ------------------------------

          Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     606;

          SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto.

          SECTION 507.  Limitation on Suits.
                        -------------------

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority or more in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

          SECTION 508.  Unconditional Right of Holders to Receive Principal,
                        ----------------------------------------------------
                        Premium and Interest.
                        --------------------

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment, as provided herein (including, if applicable, Article Thirteen) and in such Security of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  Restoration of Rights and Remedies.
                        ----------------------------------

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  Rights and Remedies Cumulative.
                        ------------------------------

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.   Delay or Omission Not Waiver.
                         ----------------------------

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  Control by Holders.
                        ------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders not consenting.

          SECTION 513.  Waiver of Past Defaults.
                        -----------------------

          The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences (including consents obtained in connection with a tender offer or exchange offer for the Notes), except that, without the consent of each Holder affected, a waiver may not (with respect to any Securities held by a non-consenting Holder of the Securities)

          (1) waive a default in the payment of principal of (or premium, if any) or interest on any Security (except a rescission of acceleration of the Securities by the Holders of at least a majority in principal amount of the Securities and a waiver of the payment default that resulted from such acceleration), or

          (2) waive a default in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected, or

          (3) waive a default under this Section or Section 902.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 514.  Waiver of Stay or Extension Laws.
                        --------------------------------

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

          SECTION 601.  Notice of Defaults.
                        ------------------

          Within 90 days after the occurrence of any Default hereunder, the Trustee shall transmit in the manner and to the extent provided in TIA Section 313(c), notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that in the case of any Default of the character specified in Section 501(4) no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

          SECTION 602.  Certain Rights of Trustee.
                        -------------------------

          Subject to the provisions of TIA Sections 315(a) through 315(d):

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, losses, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          In case an Event of Default shall occur (which shall not be cured), the Trustee shall be required, in the exercise of its rights and powers under this Indenture, to use the degree of care of a prudent man in the conduct of its own affairs.

          SECTION 603.  Trustee Not Responsible for Recitals or Issuance of
                        ---------------------------------------------------
                        Securities.
                        ----------

          The recitals contained herein and in the Securities, except for the Trustees certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 604.  May Hold Securities.
                        -------------------

          The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to TIA Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 605.  Money Held in Trust.
                        -------------------

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

          SECTION 606.  Compensation and Reimbursement.
                        ------------------------------

          The Company agrees:

          (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(8) or (9), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation for such services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 607.  Corporate Trustee Required; Eligibility.
                        ---------------------------------------

          There shall be at all times a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 608.  Resignation and Removal; Appointment of Successor.
                        -------------------------------------------------

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of not less than a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee, or (ii) subject to TIA Section 315(e), any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 609.  Acceptance of Appointment by Successor.
                        --------------------------------------

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 610.  Merger, Conversion, Consolidation or Succession to
                        --------------------------------------------------
                        Business.
                        --------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
In case at that time any of the Securities shall not have been authenticated, any successor Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force and effect which this Indenture provides for the certificate of authentication of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.


                                 ARTICLE SEVEN

                      HOLDERS LISTS AND REPORTS BY TRUSTEE

          SECTION 701.  Disclosure of Names and Addresses of Holders.
                        --------------------------------------------

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that none of the Company or the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with TIA Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA Section 312(b).

          SECTION 702.  Reports by Trustee.
                        ------------------

          Within 60 days after [May 15] of each year commencing with the first [May 15] after the first issuance of Securities, the Trustee shall transmit to the Holders, in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such [May 15] if required by TIA Section 313(a).


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  Limitation on Merger, Consolidation or Sale of Assets.
                        -----------------------------------------------------

          The Company shall not consolidate or merge with or into (whether or not the Company is the surviving Person), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless:

          (1) the Company is the surviving corporation or the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made is a corporation, partnership or limited liability company organized or existing under the laws of the United States, any state thereof or the District of Columbia;

          (2) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made assumes all the obligations of the Company, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Securities and this Indenture and, in the case of such surviving Person that is a partnership, at least one subsidiary of such Person which shall be a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia and which shall also assume the Obligations of the Company under the Securities and this Indenture as a co-obligor with such surviving Person;

          (3) immediately before and after giving effect to such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions), no Default or Event of Default shall have occurred and be continuing or would result therefrom;

          (4) immediately after giving effect to any such transaction or series of transactions on a pro forma basis (including, without limitation, any Indebtedness incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions) as if such transaction or series of transactions had occurred on the first day of the determination period, the Company (or the surviving entity if the Company is not continuing) would be permitted to incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 1011; and

          (5) the Company or such Person shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 802.  Successor Substituted.
                        ---------------------

          Upon any consolidation of the Company with or merger of the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and in the event of any such conveyance or transfer, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor Person which shall theretofore become such in the manner described in Section
801), except in the case of a lease, shall be discharged of all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

          SECTION 803.  Securities to Be Secured in Certain Events.
                        ------------------------------------------

          If, upon any such consolidation of the Company with or merger of the Company into any other corporation, or upon any conveyance, lease or transfer of the property of the Company substantially as an entirety to any other Person, any property or assets of the Company would thereupon become subject to any Lien, then unless such Lien could be created pursuant to Section 1013 without equally and ratably securing the Securities, the Company, prior to or simultaneously with such consolidation, merger, conveyance, lease or transfer, shall as to such property or assets, secure the Securities Outstanding (together with, if the Company shall so determine, any other Indebtedness of the Company now existing or hereinafter created which is not subordinate in right of payment to the Securities) equally and ratably with (or prior to) the Indebtedness which upon such consolidation, merger, conveyance, lease or transfer is to become secured as to such property or assets by such Lien, or will cause such Securities to be so secured; provided that, for the purpose of providing such equal and ratable security, the principal amount of the Securities shall mean that amount which would at the time of making such effective provision be due and payable pursuant to Section 502 upon a declaration of acceleration of the Maturity thereof, and the extent of such equal and ratable security shall be adjusted, to the extent permitted by law, as and when said amount changes over time as provided in Section 502.


                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 901.  Supplemental Indentures Without Consent of Holders.
                        --------------------------------------------------

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (1) to cure any ambiguity, defect or inconsistency; or

          (2) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

          (3) to provide for the assumption of the Company's obligations to Holders of the Securities in the case of a merger or consolidation as provided in Section 801; or

          (4) to make any change that would provide any additional rights or benefits to the Holders of the Securities or that does not materially and adversely affect the legal rights under this Indenture of any such Holder; or

          (5) to comply with requirements of the Commission in order to maintain the qualification of this Indenture under the Trust Indenture Act; or

          (6) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee pursuant to the requirements of Section 609; or

          (7) to secure the Securities pursuant to the requirements of Section 803 or 1013 or otherwise.

          SECTION 902.  Supplemental Indentures with Consent of Holders.
                        -----------------------------------------------

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities (including consents obtained in connection with a tender offer as exchange offer for the Securities), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby (with respect to any Securities held by a non-consenting Holder):

          (1) change the Stated Maturity of the principal of or any installment of interest on any Security, or reduce the principal amount thereof (or premium, if any) or the rate of interest thereon or reduce the amount of the principal of the Securities that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502 or the amount thereof provable in bankruptcy pursuant to Section 504, or change the coin or currency in which any Security or any premium or the interest thereon is payable, or alter the provisions with respect to the redemption of the Securities, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

          (3) modify any of the provisions of this Section or Sections 513 and 1019, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  Execution of Supplemental Indentures.
                        ------------------------------------

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustees own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  Effect of Supplemental Indentures.
                        ---------------------------------

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby (except as provided in Section 902).

          SECTION 905.  Conformity with Trust Indenture Act.
                        -----------------------------------

          Every supplemental indenture executed pursuant to the Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  Reference in Securities to Supplemental Indentures.
                        --------------------------------------------------

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 907.  Notice of Supplemental Indentures.
                        ---------------------------------

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Security affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  Payment of Principal, Premium, if any, and Interest.
                         ---------------------------------------------------

          The Company covenants and agrees for the benefit of the Holders that it shall duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 1002.  Maintenance of Office or Agency.
                         -------------------------------

          The Company shall maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Corporate Trust Office of the Trustee shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company shall give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 1003.  Money for Security Payments to Be Held in Trust.
                         -----------------------------------------------

          If the Company shall at any time act as its own Paying Agent, it shall, on or before each due date of the principal of (or premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (or premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities, it shall, on or before each due date of the principal of (or premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of such action or any failure so to act.

          The Company shall cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest on any Security and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Company.

          SECTION 1004.  Corporate Existence.
                         -------------------

          Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Subsidiary; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005.  Payment of Taxes and Other Claims.
                         ---------------------------------

          The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006.  Maintenance of Properties.
                         -------------------------

          The Company shall cause all properties owned by the Company or any Subsidiary or used or held for use in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 1007.  Insurance.
                         ---------

          The Company shall at all times keep all of its and its Subsidiaries properties which are of an insurable nature insured with insurers, believed by the Company to be responsible, against loss or damage to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties.

          SECTION 1008.  Statement by Officers as to Default.
                         -----------------------------------

          (a) The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 1008(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          (b) When any Default has occurred and is continuing under this Indenture, or if the trustee for or the holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $25 million, the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an officers certificate specifying such event, notice or other action within five Business Days of its occurrence.

          SECTION 1009.  Reports to Holders.
                         ------------------

          The Company shall deliver to the Trustee and to the Holders, within 30 days after it files them with the Commission, copies of its annual and quarterly reports which the Company is required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act. Notwithstanding that the Company may not be required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall continue to file with the Commission and provide to the Trustee and to the Holders annual audited financial statements and quarterly unaudited financial statements, along in each case with a "Management's Discussion and Analysis of Results of Operations and Financial Condition," all in the form the Company would be required to file were it subject to the Exchange Act reporting requirements. The Company shall not be obligated to file any such reports with the Commission if the Commission does not permit such filings.

          SECTION 1010.  Change of Control.
                         -----------------

          (a) Upon the occurrence of a Change of Control, each Holder of Securities shall have the right to require the Company to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of such Holder's Securities pursuant to the offer described below (the "Change of Control Offer") at a purchase price (the "Purchase Price") equal to 101% of the principal amount thereof on any Change of Control Payment Date, plus accrued and unpaid interest, if any, to such Change of Control Payment Date, in accordance with the procedures set forth below.

          (b) Within 30 days following any Change of Control, the Company shall mail a notice to each Holder in the manner provided in Section 106 stating: (1) that the Change of Control Offer is being made pursuant to the provisions of
Section 1010 of this Indenture and that all Securities duly and timely tendered shall be accepted for payment; (2) the Purchase Price and the purchase date (the "Change of Control Payment Date"), which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed; (3) that any Securities not tendered shall continue to accrue interest; (4) that, unless the Company defaults in the payment of the Purchase Price, all Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date; (5) that Holders electing to have any Securities purchased pursuant to a Change of Control Offer shall be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase Pursuant to a Change of Control Offer" on the reverse of the Securities completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date; (6) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased; (7) that Holders whose Securities are being purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (8) the instructions that the Holders of Securities must follow in order to tender their Securities; and (9) the circumstances and relevant facts regarding such Change of Control (including, but not limited to, information with respect to pro-forma historical income, cash flow and capitalization after giving effect to such Change of Control).

          (a) The Company will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities in connection with a Change of Control.

          SECTION 1011.  Limitation on Incurrence of Indebtedness.
                         ----------------------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable with respect to (collectively, "incur") any Indebtedness (including, without limitation, Acquired Indebtedness) other than Permitted Indebtedness, unless, in the case of Indebtedness of the Company exclusively, (a) no Default or Event of Default shall have occurred and be continuing at the time of the proposed incurrence thereof or would occur as a result of such proposed incurrence and (b) after giving effect to such incurrence on a pro forma basis (i) with respect to such proposed incurrence of Indebtedness on or prior to January 1, 2001, the Company's Indebtedness to Adjusted Total Equity Ratio would not exceed 1.0 to 1.0, and (ii) with respect to such proposed incurrence of Indebtedness thereafter, the Company's Indebtedness to EBITDA Ratio would not equal or exceed 5.0 to 1.0.

          SECTION 1012.  Limitation on Restricted Payments.
                         ---------------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, make any Restricted Payment unless, at the time of such Restricted Payment and after giving pro forma effect thereto:

          (a) no Default or Event of Default shall have occurred and be continuing or would occur as a consequence thereof;

          (b) the aggregate amount of all Restricted Payments subsequent to the Issuance Date would not exceed the greater of:

               (1)  the sum of

                    (w) cumulative EBITDA of the Company and its Restricted
               Subsidiaries less 1.4 times cumulative Consolidated Interest Expense, in each case for the period (treated as one accounting period) beginning on the first day of the Company's fiscal quarter in which the Issuance Date occurs, and ending on the last day of the Company's fiscal quarter immediately preceding such proposed Restricted Payment; plus

                    (x) 100% of the net cash proceeds received by the Company
               from any Person from the issuance and sale subsequent to the Issuance Date of Equity Interests of the Company or of debt securities of the Company that have been converted into such Equity Interests (other than Equity Interests (or convertible debt securities) sold to a Restricted Subsidiary and other than Disqualified Stock or debt securities that have been converted into Disqualified Stock); minus

                    (y) 100% of all Investments made pursuant to clause (d) of the definition of "Permitted Investments" less any such amounts invested in Local Market Partnerships that become Restricted Subsidiaries prior to the first anniversary of the Issuance Date; minus

                    (z) the amount of any Investments in Joint Ventures pursuant to clause (e)(ii) of the definition of "Permitted Investments" less the Fair Market Value of the Company's interest in any Joint Ventures that become Restricted Subsidiaries but not in excess of the amount of any such Investments in such Joint Ventures pursuant to such clause (e)(ii); and

               (2)  $10 million; and

          (c) the Company would have been permitted to incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the test set forth in clause (b) of Section 1011.

          The provisions of this Section shall not prohibit (i) the payment of any dividend (or similar distribution with respect to Equity Interests) within 60 days after the date of declaration thereof, if at said date of declaration such payment would have complied with the provisions of this Indenture; (ii) the redemption, purchase, retirement or other acquisition of any Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, other Equity Interests (other than Disqualified Stock) of the Company; (iii) the redemption, purchase, retirement or other acquisition of any Equity Interests of a Restricted Subsidiary in exchange for, or out of the proceeds of the substantially concurrent sale (other than to another Restricted Subsidiary) of, other Equity Interests (other than Disqualified Stock) of such Restricted Subsidiary; (iv) the redemption, purchase, defeasance, acquisition or retirement of Indebtedness that is subordinated to the Securities (including premium, if any, and accrued and unpaid interest, fees and expenses) in exchange for, or out of the proceeds of the substantially concurrent sale (other than to a Restricted Subsidiary) of, (A) Equity Interests (other than Disqualified Stock) of the Company or (B) Refinancing Indebtedness permitted to be incurred under Section 1011; (v) any purchase, redemption, retirement or acquisition, from minority partners in one or more of the Local Market Partnerships listed in Schedule I hereto, of any Capital Stock of such Local Market Partnership at the time or after it becomes a Restricted Subsidiary; (vi) any distribution in respect of partners' income tax liability and any other distribution that is required to be made pursuant to the terms of any partnership agreement or similar operating agreement in effect as of the Issuance Date governing any of the Local Market Partnerships listed in Schedule I hereto or, to the extent that it is pro rata or required under law, any distribution that is required to be made pursuant to the terms of any other similar partnership or similar operating agreement entered into after the Issuance Date; (vii) the purchase, redemption, retirement or acquisition by the Company of shares of Capital Stock of the Company from Continental Teleport, Inc. pursuant to the Reorganization Agreement; (viii) the purchase, redemption or other acquisition or retirement for value of Capital Stock, or options, warrants or rights to purchase or acquire shares of Capital Stock, of the Company or any Restricted Subsidiary, or similar securities, held by officers or employees or former officers or employees of the Company or its Restricted Subsidiaries (or their estates or beneficiaries under their estates), upon death, disability, retirement or termination of employment in an aggregate amount not to exceed $2 million per year; and (ix) Permitted Investments.

          For purposes of this Section, if a particular Restricted Payment involves a non-cash payment, including a distribution of assets, then the amount of such Restricted

Payment shall be deemed to be an amount equal to the sum of the cash portion of such Restricted Payment, if any, plus an amount equal to the Fair Market Value of the non-cash portion of such Restricted Payment.

          Not later than the date of making any Restricted Payment (other than those described under clauses (v), (vi), (vii) or (viii) of the second preceding paragraph), the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by clause (b) of this Section, to the extent applicable, were computed, which calculations may be based upon the Company's latest available financial statements.

          SECTION 1013.  Limitation on Liens.
                         -------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise suffer to exist any Lien (other than Permitted Liens) on any property or asset now owned or hereafter acquired, of the Company or any such Restricted Subsidiary, unless (a) in the case of any Lien securing Indebtedness that is expressly subordinated in right of payment to the Securities, the Securities are secured by a Lien on such property or assets that is senior in priority to such Lien for so long as such Indebtedness shall be so secured and (b) in the case of any other Lien, the Securities are equally and ratably secured with the obligation or liability secured by such Lien for so long as such obligation or liability shall be so secured.

          SECTION 1014.  Limitation on Dividend and Other Payment Restrictions
                         -----------------------------------------------------
                         Affecting Restricted Subsidiaries.
                         ---------------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits owned by, or pay any Indebtedness owed to, the Company or any of its Restricted Subsidiaries or (b) make loans or advances to the Company or any of its Restricted Subsidiaries or
(c) transfer any of its properties or assets to the Company or any of its Restricted Subsidiaries, except, in each case, for such encumbrances or restrictions existing under or by reason of (i) the Revolving Credit Agreement, provided that any such encumbrances or restrictions, taken as a whole, are no more restrictive than those contained in the Revolving Credit Agreement as in effect on the Issuance Date, (ii) applicable law, (iii) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Restricted Subsidiaries as in effect at the time of such acquisition (except to the extent such Indebtedness was incurred in connection with such acquisition), which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired, (iv) customary nonassignment provisions in leases, rights-of-way agreements and other agreements entered into in the ordinary course of business and consistent with past practices, (v) with respect to clause (c) above, purchase money obligations for property acquired in the ordinary course of business, (vi) Refinancing Indebtedness permitted to be incurred under Section 1011, provided that the restrictions contained in the agreements governing such Refinancing Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being refinanced,
(vii) any other Indebtedness permitted to be incurred by a Restricted Subsidiary under Section 1011, provided that the restrictions contained in the agreements governing such Indebtedness are similar to those contained in the Revolving Credit Agreement as in effect on the Issuance Date, (viii) provisions of the partnership agreement or other operating agreement in effect as of the Issuance Date governing any of the Local Market Partnerships listed in Schedule I hereto, and (ix) any agreement effecting the renewal, refunding, refinancing or extension of any Indebtedness referred to in the preceding clause (iii), provided that the restrictions contained in the agreements governing such new Indebtedness are no more restrictive than those contained in the agreements governing the Indebtedness being extended, renewed, refinanced or replaced.

          SECTION 1015.  Limitation on Issuance and Sale of Capital
                         ------------------------------------------
                         Stock of Restricted Subsidiaries.
                         --------------------------------

          The Company (a) shall not permit any Restricted Subsidiary to issue any Capital Stock (other than to the Company or a Wholly Owned Restricted Subsidiary) and (b) shall not permit any Person (other than the Company or a Restricted Subsidiary) to own any Capital Stock of any Restricted Subsidiary; provided, however, that this Section shall not prohibit (i) the sale or other disposition of all, but not less than all, of the issued and outstanding Capital Stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary in compliance with the other provisions of this Indenture, (ii) the ownership by directors of director's qualifying shares or the ownership by foreign nationals of Capital Stock of any Restricted Subsidiary, to the extent mandated by applicable law, (iii) the ownership of Capital Stock of a Restricted Subsidiary issued and outstanding either (A) as of the Issuance Date (including minority partnership interests in any of the Local Market Partnerships listed in
Schedule I hereto) or (B) prior to the time that such Person becomes a Restricted Subsidiary so long as such Capital Stock was not issued in contemplation of such Person's becoming a Restricted Subsidiary of the Company or otherwise being acquired by the Company or (iv) the issue or sale of Capital Stock of a Restricted Subsidiary in a transaction not prohibited by Section 1017, provided that such Restricted Subsidiary would remain a Restricted Subsidiary after such transaction.

          SECTION 1016.  Limitation on Guarantees of Indebtedness by
                         -------------------------------------------
                         Restricted Subsidiaries.
                         -----------------------

          The Company shall not permit any Restricted Subsidiary, directly or indirectly, to Guarantee, assume or in any other manner become liable for the payment of any Indebtedness of the Company unless (i) (A) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of payment of the Securities by such Restricted Subsidiary and (B) with respect to any Guarantee of subordinated Indebtedness of the Company by a Restricted Subsidiary, any such Guarantee shall be subordinated to such Restricted Subsidiary's Guarantee with respect to the Securities at least to the same extent as such subordinated Indebtedness is subordinated to the Securities and (ii) such Restricted Subsidiary shall waive and shall not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity or subrogation or any other rights against the Company or any other Restricted Subsidiary as a result of any payment by such Restricted Subsidiary under its Guarantee until the Securities have been paid in full. The incurrence by a Restricted Subsidiary as a primary obligor of any Indebtedness that is guaranteed by the Company shall not be deemed a Guarantee of the Company's Indebtedness for purposes of this Section.

          Notwithstanding the foregoing, any Guarantee of the Securities or waiver of rights created pursuant to the provisions described in the foregoing paragraph shall provide by their terms that they shall be automatically and unconditionally released and discharged upon the release by the holders of the Indebtedness of the Company described in the preceding paragraph of their Guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness, except by or as a result of payment under such Guarantee), at a time when (A) no other Indebtedness of the Company has been Guaranteed by such Restricted Subsidiary or
(B) the holders of all such other Indebtedness which is Guaranteed by such Restricted Subsidiary also release their Guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness, except by or as a result of payment under such Guarantee).

          SECTION 1017.  Limitation on Asset Sales.
                         -------------------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, cause, make or suffer to exist any Asset Sale unless (a) the Company (or the applicable Restricted Subsidiary, as the case may be) receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the assets or property sold or otherwise disposed of and (b) at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of Eligible Cash Equivalents (or, if less than 75%, the remainder of such consideration consists of Telecommunications Assets).

          Within 365 days after any Asset Sale, the Company (or the applicable Restricted Subsidiary, as the case may be) may apply the Net Proceeds from such Asset Sale (a) to permanently reduce outstanding Indebtedness of the Company that is pari passu in right of payment with the Securities or Indebtedness of any Restricted Subsidiary or (b) to invest or reinvest in properties and assets that shall be used in the Telecommunications Business. Any Net Proceeds from any Asset Sale that are not used, invested or reinvested at the end of such 365-day period as provided in the preceding sentence shall constitute "Excess Proceeds." Pending final application of any Net Proceeds of an Asset Sale, such Net Proceeds may only be invested in Eligible Cash Equivalents or applied to pay Obligations under the Revolving Credit Agreement. When the aggregate amount of Excess Proceeds exceeds $10 million, the Company shall be required to make an offer (an "Asset Sale Offer") to all Holders of the Securities to purchase the maximum principal amount of Securities that may be purchased out of such Excess Proceeds at an offer price in cash in an amount equal to 100% of the outstanding principal amount thereof plus accrued and unpaid interest, if any, to the date fixed for the closing of such offer in accordance with the procedures set forth below (the "Asset Sale Purchase Price"). To the extent that the aggregate principal amount of the Securities tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds remaining after the consummation of any required Asset Sale Offer to the Holders of the Securities, the Company may use any remaining Excess Proceeds for general corporate purposes not otherwise prohibited by this Indenture. If the aggregate principal amount of the Securities surrendered by Holders thereof shall exceed the amount of Excess Proceeds, then the Trustee shall select the Securities to be purchased on the basis set forth in Section 1104. Upon completion of any required Asset Sale Offer to the Holders of the Securities, the amount of Excess Proceeds shall be reset at zero. The provisions of this Section shall not apply to any transaction that is permitted under Article Eight.

          Within 30 days following the date on which the Company has to make an Asset Sale Offer, the Company shall mail a notice to each Holder in the manner provided in Section 106 stating: (1) that the Asset Sale Offer is being made pursuant to the provisions of Section 1017 of this Indenture and that all Securities duly and timely tendered shall be accepted for payment (except, as provided above, if the aggregate principal amount of the Securities surrendered exceeds the amount of Excess Proceeds); (2) the Asset Sale Purchase Price and the purchase date (the "Asset Sale Payment Date"), which date shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed;
(3) that any Securities not tendered shall continue to accrue interest; (4) that, unless the Company defaults in the payment of the Asset Sale Purchase Price, all Securities accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Payment Date; (5) that Holders electing to have any Securities purchased pursuant to a Asset Sale Offer shall be required to surrender the Securities, with the form entitled "Option of Holder to Elect Purchase Pursuant to an Asset Sale Offer" on the reverse of the Securities completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Asset Sale Payment Date; (6) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Asset Sale Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have such Securities purchased; (7) that Holders whose Securities are being purchased only in part shall be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (8) the instructions that the Holders of Securities must follow in order to tender their Securities; and (9) the circumstances and relevant facts regarding such Asset Sale (including, but not limited to, information with respect to pro-forma historical income, cash flow and capitalization after giving effect to such Asset Sale).

          SECTION 1018.  Limitation on Transactions with Stockholders
                         --------------------------------------------
                         and Affiliates.
                         --------------

          The Company shall not, and shall not permit any of its Restricted Subsidiaries to, directly or indirectly, render any services to or receive any services from, conduct any business or enter into or permit to exist any transaction or series of related transactions (including, but not limited to, the purchase, sale, exchange, lease, transfer or other disposition of any of is properties or assets) or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any Holder (or any Affiliate of such Holder) of 5% or more of any class of Capital Stock of the Company or with any Affiliate of the Company or any Restricted Subsidiary (each of the foregoing, an "Affiliate Transaction"), unless (a) such Affiliate Transaction is fair to the Company or the relevant Restricted Subsidiary and on terms that are no less favorable, taken as a whole, to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person (or, in the event that there are no comparable transactions involving unrelated Persons to apply for comparative purposes, is otherwise on terms that, taken as a whole, the Company has determined to be fair to the Company or the relevant Restricted Subsidiary) and (b) the Company delivers to the Trustee with respect to any Affiliate Transaction or any series of Affiliate Transactions involving an aggregate consideration in excess of $15 million, either (i) a resolution to the Board of Directors set forth in an Officers' Certificate certifying that each such Affiliate Transaction complies with clause
(a) above and which Board Resolution shall have been approved by a majority of the directors on the Board of Directors who are disinterested with respect to such transaction or (ii) a written opinion from a nationally recognized investment banking firm that each such Affiliate Transaction complies with clause (a) above.

          Notwithstanding the foregoing provisions, the following shall not be deemed to be Affiliate Transactions: (A) any transaction (1) in the ordinary course of business between the Company or any Restricted Subsidiary and any Affiliate thereof engaged in the Telecommunications Business or (2) with respect to the lease or sharing or other use of cable or fiber lines, equipment, transmission capacity, rights-of-way or other access rights, between the Company or any Restricted Subsidiary and any other Person, provided, however, in either case, that such transaction is on terms that are no less favorable, taken as a whole, to the Company or the relevant Restricted Subsidiary than those that could have been obtained in a comparable transaction by the Company or such Restricted Subsidiary with an unrelated Person (or, in the event that there are no comparable transactions involving unrelated Persons to apply for comparative purposes, is otherwise on terms that, taken as a whole, the Company had determined to be fair to the Company or the relevant Restricted Subsidiary); (B) any transaction between the Company and any Wholly Owned Restricted Subsidiary or between any Wholly Owned Restricted Subsidiaries; (C) any employment agreement entered into by the Company or any of its Restricted Subsidiaries in the ordinary course of business and consistent with the past practice of the Company or such Restricted Subsidiary (including ordinary course transactions with officers or directors with respect to compensation, bonus, employee benefit and severance arrangements, and payments under indemnification arrangements existing as of the Issuance Date or as may be permitted by law with any officer or director); (D) transactions permitted by Section 1012; (E) transactions undertaken pursuant to contractual obligations in place as of the Issuance Date; (F) purchases of goods and services, any service trials, market testing and new product arrangements entered into in the ordinary course of business and on terms consistent with past practice; and (G) all transactions necessary to effect the Reorganization.

          SECTION 1019.  Waiver of Certain Covenants.
                         ---------------------------

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 803 or Sections 1007 through 1018, inclusive (other than Sections 1010 and 1017), if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.


                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

          SECTION 1101.  Right of Redemption.
                         -------------------

          The Securities may be redeemed, (i) at the election of the Company, as a whole or from time to time in part, at any time after ________, 2001 subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date or (ii) at the election of the Company, upon the occurrence prior to ________1999, of the events described in the form of Security, subject to the conditions and at the Redemption Price specified in the form of Security, together with accrued interest to the Redemption Date.

          SECTION 1102.  Applicability of Article.
                         ------------------------

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 1103.  Election to Redeem; Notice to Trustee.
                         -------------------------------------

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 1104.

          SECTION 1104.  Selection by Trustee of Securities to Be Redeemed.
                         -------------------------------------------------

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or, in the absence of such requirements or if the Securities are not listed, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 1105.  Notice of Redemption.
                         --------------------

          Notice of redemption shall be given in the manner provided for in
Section 106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price and the amount of accrued interest to the Redemption Date payable as provided in Section 1107, if any,

          (3) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a partial redemption, the principal amounts) of the particular Securities to be redeemed,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder shall receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the Redemption Price (and accrued interest, if any, to the Redemption Date payable as provided in Section
     1107) shall become due and payable upon each such Security, or the portion thereof, to be redeemed, and that interest shall cease to accrue on and after said date, and

          (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

          SECTION 1106.  Deposit of Redemption Price.
                         ---------------------------

          Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 1107.  Securities Payable on Redemption Date.
                         -------------------------------------

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

          SECTION 1108.  Securities Redeemed in Part.
                         ---------------------------

          Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to
Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holders attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                    RESERVED

                                 ARTICLE THIRTEEN

                    LEGAL DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1301.  Company's Option to Effect Legal Defeasance or Covenant
                         -------------------------------------------------------
                         Defeasance.
                         ----------

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

          SECTION 1302.  Legal Defeasance and Discharge.
                         ------------------------------

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any, on) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.

          SECTION 1303.  Covenant Defeasance.
                         -------------------

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Section 801(4) and Section 803 and in Sections 1007 through 1018 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed not to be "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) and
(4), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 1304.  Conditions to Legal Defeasance or Covenant Defeasance.
                         -----------------------------------------------------

          The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. dollars, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity (or Redemption Date, if applicable) of such principal (and premium, if any) or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. Before such a deposit, the Company may give to the Trustee, in accordance with Section 1103 hereof, a notice of its election to redeem all of the Outstanding Securities at a future date in accordance with Article Eleven hereof, which notice shall be irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since June __, 1996, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Holders of the Outstanding Securities shall not recognize income, gain or loss for federal income tax purposes solely as a result of such legal defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred.

          (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to the Trustee to the effect that the Holders of the Outstanding Securities shall not recognize income, gain or loss for federal income tax purposes solely as a result of such covenant defeasance and shall be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs (8) and (9) of Section 501 hereof are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (5) Such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (6) The Company shall have delivered to the Trustee an opinion of counsel in the United States to the effect that after the 91st day following the deposit, the trust funds shall not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditor's rights generally.

          (7) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Holders of Securities over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the legal defeasance under
     Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

          SECTION 1305.  Deposited Money and U.S. Government Obligations to Be
                         -----------------------------------------------------
                         Held in Trust; Other Miscellaneous Provisions.
                         ---------------------------------------------

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Governmental Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

          SECTION 1306.  Reinstatement.
                         -------------

          If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 1305; provided, however, that if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.


                                ARTICLE FOURTEEN

                                    RESERVED

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                        TELEPORT COMMUNICATIONS
                                        GROUP, INC.


     [SEAL]                             By
                                           -----------------------------
                                           Name:
                                           Title:

Attest:
       ------------------------
       Title:


                                        UNITED STATES TRUST COMPANY
                                        OF NEW YORK

     [SEAL]                             By
                                           -----------------------------
                                        Name:
                                        Title:


Attest:
       ------------------------
       Title:

                                                              SCHEDULE I
                                                                  to
                                                                Indenture
                                                           dated June __, 1996



                           Local Market Partnerships


TCG Chicago (a _______ partnership)
TCG Connecticut (a _______ partnership)
TCG Dallas (a _______ partnership)
TCG Detroit (a _______ partnership)
TCG Illinois (a _______ partnership)
TCG Los Angeles (a _______ partnership)
TCG Omaha (a _______ partnership)
TCG Phoenix (a _______ partnership)
TCG Pittsburgh (a _______ partnership)
TCG San Diego (a _______ partnership)
TCG San Francisco (a _______ partnership)
TCG Seattle (a _______ partnership)
TCG South Florida (a _______ partnership)
TCG St. Louis (a _______ partnership)